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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2004

THE ALLSTATE CORPORATION
(Exact name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of organization)	1-11840 (Commission File Number)	36-3871531 (IRS Employer Identification No.)
2775 Sanders Road Northbrook, Illinois (Address of Principal Executive Offices)		60062 Zip

Registrant's telephone number, including area code: (847) 402-5000

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02.    Results of Operations and Financial Condition.

        On October 13, 2004, the Registrant issued a press release announcing estimates of its hurricane losses and earnings per share for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99 to this report.

Section 9—Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99	Registrant's press release dated October 13, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION
By:	/s/ MARY J. MCGINN Name: Mary J. McGinn Title: Assistant Secretary

Dated: October 14, 2004

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  Item 2.02. Results of Operations and Financial Condition.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE